UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 27, 2011

California Pizza Kitchen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 342-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On January 27, 2011, California Pizza Kitchen, Inc. (the “Company”) issued a press release announcing that it will release fourth quarter and fiscal year 2010 results on February 10, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information in this Item 8.01 and the exhibit hereto are furnished but not filed with the Securities and Exchange Commission.

Item 9.01         Financial Statements and Exhibits.

Exhibit 99.1      Press release, dated January 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 27, 2011	California Pizza Kitchen, Inc.
a Delaware corporation

	By:	/s/ Todd B. Slayton
Todd B. Slayton
Chief Accounting Officer and Senior Vice
President Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 27, 2011.